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As filed with the Securities and Exchange Commission on May 11, 2001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):

May 11, 2001

Commission File Number

Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, and telephone number

State of Incorporation

I.R.S. Employer Identification Number

__________________

_______________________________________________________

________________

_________________

 0-25734;
1-13684

 DIMON INCORPORATED
512 Bridge Street
Danville, Virginia 24541
Telephone: (804) 792-7511

Virginia

54-1746567

 The address of the registrant has not changed since the last report.

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DIMON Incorporated and Subsidiaries

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The Board of Directors of DIMON Incorporated ("DIMON") has engaged Ernst & Young LLP as DIMON's independent accountants, effective May 11, 2001.
DIMON's former independent accountants, PricewaterhouseCoopers LLP, were dismissed effective May 11, 2001.

          The reports issued by PricewaterhouseCoopers LLP on DIMON's financial statements for either of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

          The
        decisions to dismiss PricewaterhouseCoopers LLP and engage Ernst &
        Young LLP were recommended by the Audit Committee of the Board of Directors of DIMON and approved by the Board of Directors of DIMON.

          During DIMON's two most recent fiscal years and through May 11, 2001,  there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports.

          As required
        by Item 304(a)(3) of Regulation S-K, DIMON has furnished PricewaterhouseCoopers
        LLP with the disclosures contained in this Item 4 and requested that PricewaterhouseCoopers
        LLP furnish DIMON with a letter addressed to the Securities and Exchange
        Commission stating that it agrees with the statements made by DIMON in this Item 4. A copy of PricewaterhouseCoopers LLP's letter dated May 11,
        2001 is included as Exhibit 16 hereto.

ITEM 7.

       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

(c)

Exhibits.

Exhibit No.

Description

____________

_____________

16

Letter from PricewaterhouseCoopers LLP regarding its concurrence with the statements made by DIMON in Item 4 of this report.

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DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2001

DIMON Incorporated

Registrant

By: /s/ Jerry L. Parker

__________________________________________________

 Jerry L. Parker
Senior Vice President - Controller
(Principal Accounting Officer)

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DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.

Description

Page No.

16

Letter from PricewaterhouseCoopers LLP regarding its concurrence with the statements made by DIMON in Item 4 of this report.................

5

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